SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 27, 1996
(Date of earliest event reported)



               American Southwest Financial Securities Corporation
             (Exact name of registrant as specified in its charter)


Arizona                            33-92146                            0742739
--------------------------------------------------------------------------------
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


            2390 Camelback Road, Suite 225, Phoenix, Arizona         85016
            ------------------------------------------------         -----
                    (Address of Principal Executive Office)      (Zip Code)


        Registrant's telephone number, including area code:(602) 381-8960

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

      On December 27, 1996, a single series of certificates, entitled American Southwest Financial Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1996- FHA1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 1996, among American Southwest Financial Securities Corporation, as depositor (the "Depositor"), Greystone Servicing Corporation, Inc., as master servicer, Greystone Funding Corporation, as seller, Daiwa Finance Corp., as seller, and LaSalle National Bank, as trustee. The Certificates consist of ten classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-Z Certificates," the "Class S Certificates," (collectively, the "Publicly Offered Certificates"), the "Class B Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of
(i) fixed-rate, fully-amortizing mortgage loans (the "FHA Loans") insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") under certain sections of the National Housing Act of 1934, as amended (the "Housing Act"), and secured by liens on multifamily rental housing developments (collectively, the "Multifamily Properties") or nursing homes, intermediate care facilities, assisted living facilities, board and care homes or other nursing facilities (collectively, the "Nursing Facilities"); and (ii) securities (the "GNMA Certificates") guaranteed by the Government National Mortgage Association that are backed by fixed rate, level payment, fully-amortizing mortgage loans (the "Underlying Mortgage Loans"; and, collectively with the FHA Loans, the "Mortgage Loans"), that are likewise so insured by the FHA and secured by liens on Multifamily Properties, having, as of the close of business on December 1, 1996 (the "Cut-off Date"), an aggregate principal balance of approximately $268,660,697 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Publicly Offered Certificates were sold by the Depositor to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") pursuant to (i) an underwriting agreement (the "Underwriting Agreement") dated December 19, 1996, among the Depositor, DLJ and Daiwa Securities America Inc., and the Underwriting Agreement is attached hereto as
Exhibit 1.1.

      The Class A-1 Certificates have an initial stated principal balance (a "Certificate Principal Balance") of approximately $40,317,000. The Class A-2 Certificates have an initial Certificate Principal Balance of approximately $38,978,000. The Class A-3 Certificates have an initial Certificate Principal Balance of approximately $65,487,000. The Class A-4 Certificates have an initial Certificate Principal Balance of approximately $58,824,000. The Class A-Z Certificates have an initial Certificate Principal Balance of approximately $67,712,000. The Class S Certificates will not have a Certificate Principle Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a Notional Amount

equal to the Stated Principal Balance of the Mortgage Assets outstanding from time to time. The Class B Certificates have an initial Certificate Principal Balance of
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                                    -3-


approximately $5,192,464. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Principal Balance of $0.

      Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits




       Exhibit No.                                    Description

             1.1 Underwriting Agreement dated December 19, 1996, among American Southwest Financial Securities Corporation,
                                        Donaldson, Lufkin & Jenrette Securities
                                        Corporation and Daiwa Securities America
                                        Inc.

             4.1 Pooling and Servicing Agreement dated as of December 1, 1996, by and among American Southwest Financial Securities Corporation, as depositor, Greystone Servicing Corporation, Inc., as master servicer, Greystone Funding Corporation, as seller, Daiwa Finance Corp., as seller, and LaSalle National Bank, as trustee.

             99.1 Mortgage Asset Purchase Agreement dated as of December 19, 1996, among American Southwest Financial Securities
                                        Corporation, Greystone Funding
                                        Corporation and Greystone Servicing
                                        Corporation, Inc.

             99.2 Mortgage Asset Purchase Agreement dated December 19, 1996 between American Southwest Financial Securities

                                        Corporation and Daiwa Finance Corp, as
                                        acknowledged and agreed to by Daiwa
                                        Securities America Inc.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN SOUTHWEST FINANCIAL
                                            SECURITIES CORPORATION


                                          By:/s/
                                             ------------------------------
                                          Name:
                                          Title:



Dated:  December 27, 1996



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                                Index to Exhibits



                                                                    Sequentially
                                                                      Numbered
   Exhibit No.                       Description                        Page

      1.1 Underwriting Agreement dated December 19, 1996, among American Southwest Financial Securities Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Daiwa Securities America Inc.


      4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, among American Southwest Financial Securities Corporation, as depositor, Greystone Servicing Corporation, Inc., as master servicer, Greystone Funding Corporation, as seller, Daiwa Finance Corp., as seller, and LaSalle National Bank, as trustee.


      99.1 Mortgage Asset Purchase Agreement dated as of December 19, 1996, among American Southwest Financial Securities Corporation, Greystone Funding Corporation and Greystone Servicing Corporation, Inc.


      99.2 Mortgage Asset Purchase Agreement dated as of December 19, 1996, between American Southwest Financial Securities Corporation and Daiwa Finance Corp., as acknowledged and agreed to by Daiwa Securities America Inc.